UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2018

VITALITY BIOPHARMA, INC

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1901 Avenue of the Stars, 2nd Floor
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 231-7800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Management Letter to Shareholders

On March 16, 2018, the Company’s CEO sent a letter, attached hereto as Exhibit 19.1, to all shareholders of record, which described the Company’s current research and development efforts (the “Shareholder Letter”). In addition, the Company issued a press release, attached hereto as Exhibit 19.2 (the “Press Release”), which described the Shareholder Letter and included a link to the Shareholder Letter on the Company’s web site.

Letter from the FDA’s Office of Orphan Products Development

In a letter received March 15, 2018, from the U.S. Food and Drug Administration’s (“FDA’s”) Office of Orphan Products Development (“OOPD”), attached hereto as Exhibit 20.1, the OOPD informed the Company that its request for orphan drug designation was unable to be granted based on the Company’s existing submission. The FDA recently announced that it no longer intends to grant orphan drug designation to drugs for pediatric subpopulations of common diseases and also cited within its letter to the Company (the “OOPD Letter”) clinical data published in 2017 that suggests the overall prevalence in the United States of ulcerative colitis and pediatric ulcerative colitis may exceed 200,000, which is the upper limit to be considered an orphan condition. Although the company possesses additional preclinical and clinical data on use of cannabinoids and its drug products for treatment of colitis, which the Company expects could fulfill the OOPD’s separate requests for additional scientific data, the Company does not intend to further pursue orphan designation for treatment of this disease given recent FDA policy changes and the updated clinical data that suggests a high prevalence of ulcerative colitis and pediatric ulcerative colitis in the United States.

The foregoing descriptions of the Shareholder Letter and the OOPD Letter do not purport to be complete and are qualified in their entirety by reference to the full text of each document. Copies of the Shareholder Letter and the OOPD Letter are attached to this Current Report on Form 8-K as Exhibit 19.1 and Exhibit 20.1, respectively, and each is incorporated herein by reference.

The information set forth under Item 8.01 of this Current Report on Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report constitute “forward-looking statements” defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
19.1	Shareholder Letter
19.2	Press Release
20.1	OOPD Letter

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITALITY BIOPHARMA, INC.

Dated: March 20, 2018	By:	/s/ Robert Brooke
	Name:	Robert Brooke
	Title:	Chief Executive Officer

3